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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                                CCBN.COM, INC.
                                --------------
            (Exact name of registrant as specified in its charter)

         Delaware                                              04-3468317
         --------                                              ----------
(State of incorporation                                      (IRS Employer
    or organization)                                      Identification No.)


               200 Portland Street, Boston, Massachusetts 02114
               ------------------------------------------------
             (Address of principal executive offices)  (Zip Code)

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
If this form relates to the registration of a   If this form relates to the registration of a
class of securities pursuant to Section         class of securities pursuant to Section 12(g)
12(b) of the Exchange Act and is effective      of the Exchange Act and is effective pursuant
pursuant to General Instruction A.(c),          to General Instruction A.(d), please check
please check the following box. [ ]             the following box. [X]

Securities Act registration statement file number to which this form relates:     333-96099
                                                                                  ---------
                                                                               (if applicable)
Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                                     Name of Each Exchange on Which
        to be so Registered                                     Each Class is to be Registered
        -------------------                                     ------------------------------
               None                                                         None
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Securities to be registered pursuant to Section 12(g) of the Act:

               Series A Common Stock, $0.001 par value per share
               -------------------------------------------------
                               (Title of Class)
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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-96099) is incorporated herein by reference.

Item 2:  Exhibits.
         --------

The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Bylaws of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Third Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       CCBN.COM, INC.

                                       By: /s/Jeffrey P. Parker
                                           --------------------------------
                                           Jeffrey P. Parker
                                           Chairman of the Board and
                                           Chief Executive Officer


April 5, 2000